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                                                                   Exhibit 10.19






                   THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE
                    SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE
                SECURITIES LAW, AND NO INTEREST IN IT MAY BE OFFERED,
                       SOLD, DISTRIBUTED, ASSIGNED, PLEDGED OR
                    OTHERWISE TRANSFERRED ABSENT SUCH REGISTRATION
                 (OR THE AVAILABILITY OF AN EXEMPTION THEREFROM) AND
                 COMPLIANCE WITH THE OTHER CONDITIONS OF THIS WARRANT


                            ------------------------------

                             PURCHASE WARRANT CERTIFICATE

                                      Issued to:

                           CORT MACKENZIE SECURITIES, INC.

                               Exercisable to Purchase

                            346,000 Shares of Common Stock


                                          of


                              ATHENA MEDICAL CORPORATION







                             Void after December 31, 1999


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This Warrant Certificate certifies that, for value received and subject to the terms and conditions set forth below, the Warrantholder is entitled to purchase, and the Company agrees to sell and issue to the Warrantholder, at any time on or before December 31, 1999, up to 346,000 Shares at the Exercise Price.

This Warrant supersedes in its entirety the warrant issued by the Company to the Warrantholder dated October 12, 1994 for 417,000 Shares, following transfer of a portion of such warrant (for 35,000 Shares) by the Warrantholder on October 3, 1995, and transfer of a further portion of such warrant (for 36,000 Shares) by the Warrantholder on the date hereof.

This Warrant is issued subject to all the following terms and conditions:

1. DEFINITIONS OF CERTAIN TERMS: Except as may be otherwise clearly required by the context:

    (a)  COMMON STOCK means the $0.01 par value common stock of the Company.
    (b)  COMPANY means ATHENA Medical Corporation, a Nevada corporation.
    (c) EXERCISE PRICE means the price at which the Warrantholder may purchase one Share (or Securities obtainable in lieu of one Share) upon exercise of this Warrant as determined from time to time pursuant to the provisions hereof. The Exercise Price is $1.50 per Share.
    (d) SECURITIES means the Shares obtained or obtainable upon exercise of this Warrant or securities obtained or obtainable upon exercise, exchange or conversion of such Shares.
    (e) SHARE shall mean one share of Common Stock for which this Warrant is initially exercisable.
    (f)  WARRANT CERTIFICATE means this certificate evidencing the Warrant.
    (g) WARRANTHOLDER means the record holder of the Warrant or Securities. The Warrantholder is CORT MACKENZIE SECURITIES, INC.
    (h) WARRANT means the warrant evidenced by this certificate or any certificate obtained upon permitted transfer or partial exercise of the Warrant evidenced by any such certificate.
    (i) REQUIRED CONDITION means this Warrant is valid as follows: none. The Required Condition has been satisfied.

2. EXERCISE OF WARRANT. Subject to the Required Condition, all or any part of this Warrant may be exercised at any time on or before 5 p.m. Pacific Time on December 31, 1999, by surrendering this Warrant Certificate, together with appropriate instructions, duly executed by the Warrantholder or by the Warrantholder's duly authorized attorney, at the office of the Company, 10180 SW Nimbus, Suite J-5, Portland, Oregon 97223, or at such other office or agency as the Company may designate. Upon receipt of notice of exercise, the Company shall as promptly as practicable instruct its transfer agent to prepare certificates for the Securities to be received by the Warrantholder upon completion of the exercise. When such certificates are prepared, the Company shall notify the Warrantholder and deliver such certificates to the Warrantholder or as per the Warrantholder's instructions immediately upon payment in full by the Warrantholder, in lawful money of the United States, of the Exercise Price payable with respect to the Securities being purchased. A registration statement listing the Securities shall be filed as a "shelf registration" with the Securities and Exchange Commission (the "SEC") not later than March 29, 1996. Thereafter, the Company shall promptly and diligently take all appropriate and reasonable action to cause such registration statement to become effective. The registration statement will include Common Stock and other warrants or options therefor held by other persons. If the


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    Company's prospectus (including any amendments) included in the registration statement is not in compliance with the Securities Act of 1933 (the "1933 Act") at any time while the registration statement is effective, the Company will take reasonably prompt action to update the prospectus to comply with the 1933 Act and the Warrantholder may not conduct any trading until the prospectus is updated.

    The Securities to be obtained on exercise of this Warrant will be deemed to have been issued, and the Warrantholder will be deemed to have become a holder of record of those Securities, as of the date of full payment of the Exercise Price.

    If fewer than all the Securities purchasable under this Warrant are purchased, the Company will, upon such partial exercise, execute and deliver to the Warrantholder a new Warrant Certificate (dated the date hereof), in form and tenor similar to this Warrant Certificate, evidencing that portion of this Warrant not exercised.

3. ADJUSTMENTS IN CERTAIN EVENTS. The number, class and price of Securities for which this Warrant may be exercised are subject to adjustment from time to time upon the occurrence of certain events as follows:

    (a) If the outstanding shares of the Company's Common Stock are divided into a greater number of shares or a dividend in stock is paid on the Common Stock, the number of shares of Common Stock for which this Warrant is then exercisable will be proportionately increased and the Exercise Price will be proportionately reduced. Conversely, if the outstanding shares of the Company's Common Stock are combined into a smaller number of shares, the number of shares of Common Stock for which this Warrant is then exercisable will be proportionately reduced and the Exercise Price will be proportionately increased. The increases and reductions provided for in this Subsection 3(a) will be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of the Warrant nor the price payable for such percentage upon such exercise will be affected by any event described in this Subsection 3(a).

    (b) In case of any change in the Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation, purchase of substantially all the assets of the Company, or other change in the capital structure of the Company, then, as a condition of such change, lawful and adequate provision will be made so that the Warrantholder will have the right thereafter to receive upon the exercise of this Warrant the kind and amount of shares of stock or other securities or property to which the Warrantholder would have been entitled if, immediately prior to such event, the Warrantholder had held the number of shares of Common Stock obtainable upon the exercise of the Warrant. In any such case, appropriate adjustment will be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Warrantholder, to the end that the provisions set forth herein will thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant. The Company will not permit any change in its capital structure to occur unless the issuer of the shares of stock or other securities to be received by the holder of this Warrant, if not


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         the Company, agrees to be bound by and comply with the provisions of this Warrant Certificate.

    (c) When any adjustment is required to be made in the number of shares of Common Stock, other securities or other property purchasable upon exercise of this Warrant, the Company will promptly determine the new number of such shares purchasable upon exercise of this Warrant, and
         (i) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new number of such shares or other securities or property purchasable upon exercise of this Warrant, and (ii) cause a copy of such statement to be mailed to the Warrantholder within 30 days after the date of the event giving rise to the adjustment.

    (d) No fractional shares of Common Stock or other Securities will be issued in connection with exercise of this Warrant or in connection with any adjustment pursuant to this Section 3. The number of full shares issuable shall be determined by the Board of Directors of the Company or by the terms of any assumption or substitution documents, and any such determination shall be binding and conclusive.

4. RESERVATION OF SHARES. The Company agrees that the number of shares of Common Stock or other Securities sufficient to provide for exercise of this Warrant upon the basis set forth above will at all times during this term of this Warrant be reserved for exercise.

5. VALIDITY OF SECURITIES. All Securities delivered upon the exercise of this Warrant will be duly and validly issued in accordance with their terms, and the Company will pay all documentary and transfer taxes, if any, in respect of the original issuance thereof upon exercise of this Warrant.

6. NO RIGHTS AS A SHAREHOLDER. Except as otherwise provided herein, the Warrantholder will not, by virtue of ownership of this Warrant, be entitled to any rights of a shareholder of the Company.

7. TRANSFER OF WARRANT. This is not a bearer warrant. This Warrant may be sold, assigned, encumbered or otherwise transferred if: (a) the Company receives an opinion of counsel to the Warrantholder, reasonably satisfactory to the Company, that the proposed transfer is exempt from registration under federal and applicable state securities laws or the transaction is otherwise in compliance with the registration requirements thereof; and (b) if a partial transfer is proposed, not fewer than 5,000 Securities per transferee are the subject thereof. Any warrant issued to any such transferee may not be sold, assigned, encumbered or otherwise transferred (except by will or the laws of intestacy), in whole or in part, without the prior written consent of the Company and compliance with applicable securities laws.

8. COMPLIANCE WITH SECURITIES LAWS. By accepting this Warrant, the Warrantholder represents, acknowledges and agrees that:

    (a) This Warrant, and the Securities if the Warrant is exercised, are acquired only for investment, for the Warrantholder's own account, and without any present intention to sell or distribute this Warrant or the Securities. The Warrantholder further acknowledges that the Securities will not be issued pursuant to any exercise of this Warrant unless the


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         exercise and the issuance and delivery of such Securities shall comply with all relevant provisions of law, including without limitation the 1933 Act and other federal and state securities laws and regulations, and the requirements of any stock exchange upon which the Securities may then be listed.

    (b) Notwithstanding anything in Section 8 (a) above to the contrary, the Company has agreed to register the Securities in accordance with
         Section 2 above.

9. MISCELLANEOUS. No amendment, waiver, termination or other change to this Warrant or any term of it will be effective unless set forth in a writing signed by the party sought to be bound. Any notices required or permitted to be given hereunder will be in writing and may be served personally or by mail; and if served will be addressed as follows:


    If to the Company:            ATHENA Medical Corporation
                                  10180 SW Nimbus Ave., Suite J-5
                                  Portland, OR  97223
                                  Attn: William H. Fleming, President

    If to the Warrantholder:      Cort MacKenzie Securities, Inc.
                                  5335 SW Meadows Road,
                                  Suite 270
                                  Lake Oswego, OR  97035
                                  Attn:  Thomas C. Stewart, President

    Any notice so given by mail will be deemed effectively given 48 hours after mailing when deposited in the United States mail, registered or certified mail, return receipt requested, postage prepaid and addressed as specified above. Any party may by written notice to the other specify a different address for notice purposes.

10. APPLICABLE LAW. This Warrant will be governed by and construed in accordance with the laws of the state of Oregon, without reference to conflict of laws principles thereunder. All disputes relating to this Warrant shall be tried before federal or state courts located in Multnomah County, Oregon, to the exclusion of all other courts that might have jurisdiction.


DATED March ___, 1996 in replacement (following partial transfers) of the warrant dated October 12, 1994, which replaced the warrant dated May 3, 1994.

ATHENA MEDICAL CORPORATION

By
  ----------------------------------------
  William H. Fleming, President


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